Goodwill, Trademarks And Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Trademarks And Intangible Assets
Goodwill, Trademarks and Intangible Assets
GOODWILL
The company's goodwill is primarily related to its salad operations, Fresh Express, and is included in the Salads and Healthy Snacks reportable segment (see Note 18). Goodwill as of December 31, 2011, 2010, and 2009 is as follows:

(In thousands)
Gross Goodwill	$551,879
Accumulated Impairment Losses	$(375,295)
Net Carrying Value of Goodwill	$176,584
TRADEMARKS AND OTHER INTANGIBLE ASSETS
The company's trademarks for Chiquita and Fresh Express are not amortizable (indefinite-lived). Other intangible assets, such as customer relationships and patented technology related to Fresh Express, are amortizable (definite-lived). Trademarks and other intangible assets, net, consist of the following:

	December 31,
(In thousands)	2011	2010
Unamortized intangible assets:
Chiquita trademarks	$387,585	$387,585
Fresh Express trademarks	61,500	61,500
	$449,085	$449,085
Amortized intangible assets:
Customer relationships	$110,000	$110,000
Patented technology	55,123	59,500
	165,123	169,500
Accumulated amortization:
Customer relationships	(38,383)	(32,222)
Patented technology	(21,043)	(22,295)
	(59,426)	(54,517)
Other intangible assets, net	$105,697	$114,983
Amortization expense of other intangible assets totaled $9 million in 2011 and $10 million in 2010 and 2009. The estimated amortization expense associated with other intangible assets is approximately $9 million in each of the next five years. See Note 1 for discussion of impairment reviews.